EXHIBIT 3

                              CENTRAL BANCORP, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

                  _____________________________________________

                    Agreement for Non-Incentive Stock Options

                  _____________________________________________

     STOCK OPTION (the  "Option")  for a total of 8,128 shares of Common  Stock,
                                                  -----
par value $1.00 per share, of Central Bancorp, Inc. (the "Company") is hereby granted to John D. Doherty (the "Optionee") at the price set forth herein, and
           ---------------
in all respects subject to the terms, definitions and provisions of the Central Bancorp, Inc. 1999 Stock Option and Incentive Plan (the "Plan") which has been adopted by the Company and which is incorporated by reference herein, receipt of which is hereby acknowledged. Such Stock Options do not comply with Options
                                                       ---
granted under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     1. Exercise  Price.  The exercise  price per share is $20.25,  which equals
        ---------------
100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option.

     2. Exercise of Option.  This Option shall be exercisable in accordance with
        ------------------
the Plan and the following provisions:

     (i) Schedule of rights to  exercise.  This Option shall be fully vested and
         -------------------------------
exercisable on the date of grant.

     (ii) Method of  Exercise.  This Option  shall be  exercisable  by a written
          -------------------
notice which shall:

     (a) state the election to exercise the Option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock owned for more than six months is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

     (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock owned for more than six months as may be satisfactory to the Company's counsel;

     (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

     (d) be in writing and delivered in person or by certified mail to the Treasurer of the Company.

Non-ISO Agreement
Page 2

     Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by cash, Common Stock owned for more than six months, or such combination of cash and Common Stock owned for more than six months as the Optionee elects. The certificate or certificates for shares of Common Stock owned for more than six months as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

     (iii)  Restrictions  on  exercise.  The Option may not be  exercised if the
            --------------------------
issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to his exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation. The amount of the withholding requirement shall be applicable statutory minimum federal, state or local income tax with respect to the award of the date that the amount of tax is to be held.

     3. Withholding.  The Optionee hereby agrees that the exercise of the Option
        -----------
or any installment thereof will not be effective, and no shares will become transferable to the Optionee, until the Optionee makes appropriate arrangements with the Company for such tax withholding as may be required of the Company under federal, state, or local law on account of such exercise.

     4. Non-transferability of Option. This Option may not be transferred in any
        -----------------------------
manner otherwise than by will or the laws of descent or distribution and the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. Notwithstanding the foregoing, this Option may be transferred to the Optionee's spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more such individuals, provided that such transferee shall be permitted to exercise this Option subject to the same terms and conditions applicable to the Optionee.

     5. Term of Option.  This  Option may not be  exercisable  for more than ten
        --------------
years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.


November 18, 1999                    CENTRAL BANCORP, INC.
------------------                   1999 STOCK OPTION AND INCENTIVE PLAN
Date of Grant


                                     By:/s/ Gregory Boulos
                                        ----------------------------------------
                                        Authorized Member of the Committee


                                     Witness:/s/ Gladys N. Partamian
                                             -----------------------------------

                              CENTRAL BANCORP, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN


                    ________________________________________

                      Agreement for Incentive Stock Options

                    ________________________________________

     STOCK OPTION (the  "Option")  for a total of 4,938 shares of Common  Stock,
                                                  -----
par value $1.00 per share, of Central Bancorp, Inc. (the "Company"), which Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), is hereby granted to John D. Doherty (the "Optionee") at the price set forth herein, and in all
----------------
respects subject to the terms, definitions and provisions of the Central Bancorp, Inc. 1999 Stock Option and Incentive Plan (the "Plan") which was adopted by the Company and which is incorporated by reference herein, receipt of which is hereby acknowledged.

     1. Exercise  Price.  The exercise  price per share is $20.25,  which equals
        ---------------
100% * of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option.

     2. Exercise of Option.  This Option shall be exercisable in accordance with
        ------------------
the Plan and the following provisions:

     (i) Schedule of rights to  exercise.  This Option shall be fully vested and
         -------------------------------
exercisable on the date of grant.

     (ii) Method of  Exercise.  This Option  shall be  exercisable  by a written
          -------------------
notice by the Optionee which shall:

     (a) state the election to exercise the Option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock owned for more than six months is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

__________
* 110% in the case of an Optionee who owns shares representing more than 10% of the outstanding common stock of the Company on the date of grant of this Option.

ISO AGREEMENT
PAGE 2


     (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock owned for more than six months as may be satisfactory to the Company's counsel;

     (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

     (d) be in writing and delivered in person or by certified mail to the Treasurer of the Company.

     Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by cash, Common Stock owned for more than six months, or such combination of cash and Common Stock owned for more than six months as the Optionee elects. The certificate or certificates for shares of Common Stock owned for more than six months as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

     (iii)  Restrictions  on  exercise.  This Option may not be exercised if the
            --------------------------
issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Optionee's exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     3. Withholding.  The Optionee hereby agrees that the exercise of the Option
        -----------
or any installment thereof will not be effective, and no shares will become transferable to the Optionee, until the Optionee makes appropriate arrangements with the Company for such tax withholding as may be required of the Company under federal, state, or local law on account of such exercise. The amount of the withholding requirement shall be applicable statutory minimum federal, state or local income tax with respect to the award of the date that the amount of tax is to be held.

     4. Non-transferability of Option. This Option may not be transferred in any
        -----------------------------
manner otherwise than by will or the laws of descent or distribution. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

ISO Agreement
Page 3

     5. Term of Option.  This Option may not be exercisable  for more than ten**
        --------------
years from the date of grant of this Option, as stated below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

November 18, 1999
-----------------
Date of Grant                      CENTRAL BANCORP, INC.
                                   1999 STOCK OPTION AND INCENTIVE PLAN


                                   By:/s/ Gregory Boulos
                                      ------------------------------------------
                                      Authorized Member of the Committee



                                   Witness: /s/Gladys N. Partamian
                                            ------------------------------------

________
** Five years in the case of an Optionee who owns shares representing more than 10% of the outstanding common stock of the Company on the date of grant of this Option. * 110% in the case of an Optionee who owns shares representing more than 10% of the outstanding common stock of the Company on the date of grant of this Option.

                              CENTRAL BANCORP, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN


                     _______________________________________

                      Agreement for Incentive Stock Options

                     _______________________________________

     STOCK OPTION (the  "Option")  for a total of 12,573 shares of Common Stock,
                                                  ------
par value $1.00 per share, of Central Bancorp, Inc. (the "Company"), which Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), is hereby granted to John D. Doherty (the "Optionee") at the price set forth herein, and in all
----------------
respects subject to the terms, definitions and provisions of the Central Bancorp, Inc. 1999 Stock Option and Incentive Plan (the "Plan") which was adopted by the Company and which is incorporated by reference herein, receipt of which is hereby acknowledged.

     1. Exercise  Price.  The exercise  price per share is $20.25,  which equals
        ---------------
100% * of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option.

     2. Exercise of Option.  This Option shall be exercisable in accordance with
        ------------------
the Plan and the following provisions:

     (i) Schedule of rights to  exercise.  This Option shall be fully vested and
         -------------------------------
exercisable on the date of grant.

     (ii) Method of  Exercise.  This Option  shall be  exercisable  by a written
          -------------------
notice by the Optionee which shall:

     (a) state the election to exercise the Option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock owned for more than six months is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

__________
* 110% in the case of an Optionee who owns shares representing more than 10% of the outstanding common stock of the Company on the date of grant of this Option.

ISO Agreement
Page 2


     (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock owned for more than six months as may be satisfactory to the Company's counsel;

     (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

     (d) be in writing and delivered in person or by certified mail to the Treasurer of the Company.

     Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by cash, Common Stock owned for more than six months, or such combination of cash and Common Stock owned for more than six months as the Optionee elects. The certificate or certificates for shares of Common Stock owned for more than six months as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

     (iii)  Restrictions  on  exercise.  This Option may not be exercised if the
            --------------------------
issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Optionee's exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     3. Withholding.  The Optionee hereby agrees that the exercise of the Option
        -----------
or any installment thereof will not be effective, and no shares will become transferable to the Optionee, until the Optionee makes appropriate arrangements with the Company for such tax withholding as may be required of the Company under federal, state, or local law on account of such exercise. The amount of the withholding requirement shall be applicable statutory minimum federal, state or local income tax with respect to the award of the date that the amount of tax is to be held.

     4. Non-transferability of Option. This Option may not be transferred in any
        -----------------------------
manner otherwise than by will or the laws of descent or distribution. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

ISO Agreement
Page 3

     5. Term of Option.  This Option may not be exercisable  for more than ten**
        --------------
years from the date of grant of this Option, as stated below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

December 4, 2000
----------------
Date of Grant                     CENTRAL BANCORP, INC.
                                  1999 STOCK OPTION AND INCENTIVE PLAN


                                  By:/s/ Terence Kenney
                                     -------------------------------------------
                                     Authorized Member of the Committee



                                  Witness: /s/ Illegible
                                           -------------------------------------


--------
** Five years in the case of an Optionee who owns shares representing more than 10% of the outstanding common stock of the Company on the date of grant of this Option.